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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 29, 2003


                 CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2003, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 2003-17T2, Mortgage
                 Pass-Through Certificates, Series 2003-38).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                                 333-103821                             95-4449516
----------------------------                     ------------                        -------------------
(State of Other Jurisdiction                     (Commission                         (I.R.S. Employer
      of Incorporation)                          File Number)                        Identification No.)




                               4500 Park Granada
                              Calabasas, California                                         91302
                        --------------------------------                                  ----------
                             (Address of Principal                                        (Zip Code)
                               Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------

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


Item 5.   Other Events.
----      ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2003-38, BEAR, STEARNS & CO. INC. ("BEAR, STEARNS"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "BEAR, STEARNS Computational Materials") for distribution to its potential investors. Also, in connection with the offering of the Mortgage Pass-Through Certificates, Series 2003-38, COUNTRYWIDE SECURITIES CORPORATION ("CSC") has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided BEAR, STEARNS and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the BEAR, STEARNS Computational Materials or the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The BEAR, STEARNS Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated July 29, 2003. The CSC Computational Materials, listed as Exhibit 99.2 hereto, are filed on Form SE dated July 29, 2003.


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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated July 24, 2003 and the prospectus supplement dated July 24, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-38.

Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 BEAR, STEARNS Computational Materials filed on Form SE dated July 29, 2003

     99.2   CSC Computational Materials filed on Form SE dated July 29, 2003

                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CWMBS, INC.




                                                By: /s/ Darren Bigby
                                                    -------------------
                                                Darren Bigby
                                                Vice President


Dated:  July 29, 2003

                                 Exhibit Index
                                 -------------



Exhibit                                                                   Page
-------                                                                   ----

99.1     BEAR, STEARNS Computational Materials filed on Form SE dated
         July 29, 2003.                                                      6
99.2     CSC Computational Materials filed on Form SE dated July 29, 2003.   7

                                 EXHIBIT 99.1
                                 ------------

  BEAR, STEARNS Computational Materials filed on Form SE dated July 29, 2003.

                                 EXHIBIT 99.2
                                 ------------

       CSC Computational Materials filed on Form SE dated July 29, 2003.